UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported): May 13, 2020

Diamond Offshore Drilling, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13926	76-0321760
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

15415 Katy Freeway

Houston, Texas 77094

(Address of principal executive offices, including Zip Code)

(281) 492-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	DOFSQ*	*

*	The registrant’s Common Stock began trading on the OTC Pink Open Market on April 28, 2020 under the symbol “DOFSQ.”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Results of Annual Meeting of Stockholders

On May 13, 2020, Diamond Offshore Drilling, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Meeting”) at its offices in Houston, Texas. Of the 137,944,059 shares of common stock outstanding and entitled to vote as of the record date, 122,042,519 shares, or approximately 88.47%, were present in person or represented by proxy at the Meeting. At the Meeting, the Company’s stockholders approved (1) the election of all of the nominees as directors to hold office until the 2021 Annual Meeting of Stockholders and until their respective successors are elected and qualified or until their earlier resignation or removal, (2) executive compensation and (3) the ratification of the appointment of Deloitte & Touché LLP as the Company’s independent auditors for fiscal year 2020.

The final results of the voting on the matters submitted to the stockholders were as follows:

		Votes Cast For		Votes Cast Against
		Number	% of Votes Cast	Number	% of Votes Cast	Abstain	Broker Non-Votes
1.	Election of Directors until 2021 Annual Meeting
	Marc Edwards	94,920,606	91.90%	8,364,271	8.09%	4,085,574	14,672,068
	Anatol Feygin	100,265,937	97.07%	3,021,757	2.92%	4,082,757	14,672,068
	Paul G. Gaffney II	97,736,359	94.63%	5,542,638	5.36%	4,091,454	14,672,068
	Alan H. Howard	102,806,967	99.60%	404,129	0.39%	4,159,355	14,672,068
	Peter McTeague	102,520,439	99.32%	691,870	0.67%	4,158,142	14,672,068
	Kenneth I. Siegel	95,343,026	92.30%	7,944,878	7.69%	4,082,547	14,672,068
	James S. Tisch	92,561,336	89.69%	10,633,859	10.30%	4,175,256	14,672,068

2.	Advisory Approval of Executive Compensation	89,926,687	87.82%	12,466,276	12.17%	4,977,488	14,672,068

3.	Ratification of Deloitte & Touché LLP as Independent Auditors for 2020	113,710,984	96.43%	4,205,914	3.56%	4,125,621	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2020	DIAMOND OFFSHORE DRILLING, INC.

	By:	/s/ DAVID L. ROLAND
David L. Roland
Senior Vice President, General Counsel and Secretary

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